AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO EDGAR, ON JUNE
                                    12, 1997

                                                       REGISTRATION NO. 33-98758

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                           U.S. ROBOTICS CORPORATION

             (Exact name of registrant as specified in its charter)

           DELAWARE                                                36-3994412
 (State or other jurisdiction                                   (I.R.S. Employer
incorporation or organization)                                   Identification
                                                                    Number)

                          8100 N. MCCORMICK BOULEVARD
                             SKOKIE, ILLINOIS 60076
                                 (847) 982-5010

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            GEORGE VINYARD, ESQUIRE
                          8100 N. MCCORMICK BOULEVARD
                             SKOKIE, ILLINOIS 60076
                                 (847) 982-5010
          (Name and address, including zip code, and telephone number, including area code, of agent for service)

                            ------------------------

                                    COPY TO:

                               RICHARD S. MILLARD
                              MAYER, BROWN & PLATT
                            190 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60603
                                 (312) 782-0600

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
    The offering described in the Registration Statement has been terminated. This Post-Effective Amendment is being filed solely to remove from registration all securities offered in the Registration Statement which remained unsold at the termination of the offering.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on June 11, 1997.

                                U.S. ROBOTICS CORPORATION

                                By:               /s/ CASEY COWELL
                                     -----------------------------------------
                                                    Casey Cowell
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities indicated on the 11th day of June, 1997.


          SIGNATURE                       TITLE
------------------------------  --------------------------

                                Chairman of the Board and
       /s/ CASEY COWELL           Chief Executive Officer
------------------------------    (Principal Executive
         Casey Cowell             Officer)

                                Vice President, Finance
      /s/ MARK REMISSONG          and Chief Financial
------------------------------    Officer (Principal
        Mark Remissong            Financial Officer)

                                Vice President and
    /s/ STEVEN T. CAMPBELL        Controller
------------------------------    (Principal Accounting
      Steven T. Campbell          Officer)

      /s/ JOHN MCCARTNEY
------------------------------  President, Chief Operating
        John McCartney            Officer and Director

                                Executive Vice President,
    /s/ JONATHAN N. ZAKIN         Business Development and
------------------------------    Corporate Strategy, and
      Jonathan N. Zakin           Director

      /s/ JAMES E. COWIE
------------------------------  Director
        James E. Cowie

    /s/ TERENCE M. GRAUNKE
------------------------------  Director
      Terence M. Graunke

      /s/ PETER I. MASON
------------------------------  Director
        Peter I. Mason

     /s/ PAUL G. YOVOVICH
------------------------------  Director
       Paul G. Yovovich

                                      II-2